Taxation	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Taxation
7.	Taxation

Deferred tax assets have not been recognized in respect of tax losses and deductible temporary differences, because the Company has no history of generating taxable profits and at the balance sheet date, there is no convincing evidence that sufficient taxable profit will be available against which the tax losses can be utilized. As of December 31, 2018, the tax losses carried forward amounted to €75.9 million as compared to €140.5 million at December 31, 2017 (as restated for the adoption of IFRS 15. See Note 4 for details). The deductible temporary difference, which completely relates to deferred revenue, amounted to €114.6 million at December 31, 2018.

In November 2018, the Dutch tax authorities confirmed that the $120.0 million upfront license fee received from Incyte can be fully recognized in 2017 for Dutch corporate income tax purposes, which resulted in a significant reduction of the Company’s tax loss carry-forwards. The treatment of upfront license fees received is consistently applied by the Company for Dutch corporate income tax purposes. There will be no impact on the Company’s consolidated statements of financial position or consolidated statement of profit or loss and comprehensive loss as no deferred tax asset was recognized.

In order to promote innovative technology development activities and investments in new technologies, a corporate income tax incentive has been introduced in Dutch tax law called the Innovations Box. Based on the Innovations Box ruling, the Company would owe on the first 75% of qualifying profits under the Dutch jurisdiction effectively 7% for Dutch income taxes. The remaining profit would be taxed at the headline Dutch statutory tax rate of 25%. The headline Dutch statutory tax rate is 25% for fiscal years 2018 and 2019. Legislation has been enacted amending the headline Dutch statutory tax rate to 22.55% for fiscal year 2020 and 20.5% for fiscal year 2021. Taxable profits will only qualify for the Innovations Box once the tax losses carried forward are completely utilized. The agreement with the tax authorities was originally signed for the tax years beginning in 2011 through 2015 and was subsequently extended up to and including year 2019. Since the Company is loss-making, no Dutch income tax is recognized in the consolidated statement of profit or loss and comprehensive loss.

Merus US, Inc., which is incorporated in the U.S. in the State of Delaware, is subject to statutory U.S. Federal corporate income taxes and state income taxes for Massachusetts at a blended rate of 28% and 40% for the years ended December 31, 2018 and 2017, respectively. Current year income tax expense was attributable entirely to Merus US, Inc. which was established on February 17, 2016 and provided general management services and strategic advisory services to the Company. Corporate income tax expenses were €0.4 million and €0.2 million for the years ended December 31, 2018 and 2017, respectively.